UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 30, 2025

Good Times Restaurants Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

651 Corporate Circle, Suite 200, Golden, CO 80401
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (303) 384-1400

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GTIM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On September 30, 2025, Good Times Restaurants Inc. (the “Company”) and each of its wholly owned subsidiaries, as guarantors, entered into a Third Amendment to Credit Agreement and Consent (the “Amendment”) with respect to the Company’s Amended and Restated Credit Agreement with Cadence Bank (“Cadence”), as Administrative Agent and Lender, entered into on April 20, 2023, as amended on May 22, 2024 and May 30, 2024 (collectively, the “Credit Agreement”).

The Amendment provides for Cadence’s consent to the closure of two Bad Daddy’s restaurants located in Roswell, Georgia and Broomfield, Colorado and the termination of leases related thereto (the “Restaurant Closures”). In connection with the Restaurant Closures, the Amendment, among other things, amends the Credit Agreement to amend the definitions of “Applicable Rate”, “Consolidated EBITDA,” “Consolidated Fixed Charge Coverage Ratio”, and amends the Consolidated Leverage Ratio covenant contained in Section 7.11(a) of the Credit Agreement and the Restricted Payments covenant contained in Section 7.06 of the Credit Agreement.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 regarding the Amendment is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit Number	Description
10.1	Third Amendment to Credit Agreement dated September 30, 2025 by and among Good Times Restaurants Inc., each of its wholly owned subsidiaries and Cadence Bank, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

Date:	October 3, 2025	By:
Ryan M. Zink
Chief Executive Officer

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